Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT AND REVOLVING CREDIT NOTE

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND REVOLVING CREDIT NOTE (this “Amendment”) is made as of June 26, 2023, by and between CITIZENS HOLDING COMPANY, a Mississippi corporation (“Borrower”), and FIRST HORIZON BANK, a Tennessee banking corporation (“Lender”).

Recitals of Fact

Pursuant to a Loan Agreement, dated June 9, 2021, between the Borrower and the Lender (the “Loan Agreement”), Lender previously made a revolving credit loan in the maximum principal amount of Twenty Million Dollars ($20,000,000.00) (the “Loan”). The Loan is evidenced by a Twenty Million Dollar ($20,000,000.00) Revolving Credit Note, dated June 9, 2021, executed by Borrower and payable to the order of Lender (the “Note”). The Loan is secured by Borrower’s Pledge and Security Agreement, dated June 9, 2021 (the “Pledge Agreement”), pursuant to which Borrower pledged 114 shares of Borrower’s common stock in its wholly-owned subsidiary The Citizens Bank of Philadelphia, a Mississippi state-chartered bank (the “Bank”).

Borrower has now requested, and Lender has agreed, to extend the Maturity Date and make certain other modifications to the Loan Agreement, as more particularly hereinafter provided.

NOW, THEREFORE, for and in consideration of the premises, as set forth in the Recitals of Fact, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed by the parties as follows:

Agreements

1.    Capitalized terms used but not otherwise defined or redefined herein shall have the meanings given to them in the Loan Agreement.

2.    To induce Lender to enter into this Amendment, Borrower does hereby absolutely and unconditionally certify, represent, and warrant to Lender, and covenant and agree with Lender, that:

(a)    All representations and warranties made by Borrower in the Loan Agreement, as amended hereby, the Note, as amended hereby, and in all other Loan Documents, as amended hereby, are true, correct, and complete in all material respects as of the date of this Amendment.

(b)    As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances, or conditions which constitute, or would constitute, with the giving of notice, lapse of time, or both, Events of Default.

(c)    There are no existing offsets, defenses, or counterclaims to the obligations of Borrower as set forth in any Loan Document executed by Borrower in connection with the Loan.

(d)    Borrower has no existing claim for damages against the Lender arising out of or related to the Loan; and, if and to the extent (if any) that Borrower has or may have any such existing claim (whether known or unknown), Borrower does hereby forever release and discharge, in all respects, the Lender with respect to such claim.

(e)    The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and are in full force and effect.

3.     The definition of “Maturity Date,” as set forth in Appendix A to the Loan Agreement, is hereby modified and amended as follows:

“Maturity Date” shall mean June 9, 2024.

4.      Section 1.5 of the Loan Agreement is hereby modified and amended as follows:

1.5   Funding. The advance of Loan proceeds hereunder shall be made, upon Borrower’s request, by depositing the same into a demand deposit account with Lender, or by wire transfer to Borrower’s account according to the funding instructions set forth on Schedule 1.5, or as otherwise agreed between Borrower and Lender. The Loan to Borrower may be made, at Borrower’s request, in one or more advances, each of which shall be subject to the terms and conditions of this Agreement, including but not limited to Sections 2 and 3 hereof. Advances under the Loan may be requested either orally or in writing by Borrower as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office set forth below. The following persons, acting individually (each an “Authorized Agent” and, collectively, the “Authorized Agents”), currently are authorized to request advances and authorize payments under the Loan until Lender receives from Borrower, at Lender’s address set forth below, written notice of revocation of their authority: Stacy M. Brantley (e-mail address: stacy.brantley@thecitizensbank.bank), Phillip R. Branch (e-mail address: Phillip.branch@thecitizensbank.bank), and Mark Taylor (e-mail address: mark.taylor@thecitizensbank.bank). The Borrower agrees that the Lender shall have no liability or responsibility to identify any party who makes any verbal request or electronic submission for any of said banking transactions; but the Lender shall be fully and completely protected in acting upon any such verbal request or electronic submission made by any party who identifies himself as one of the Authorized Agents of the Borrower. Any electronic submission shall be by e-mail or by facsimile and shall be deemed to have been made and certified by an Authorized Agent by the applicable method as follows: (i) if the e-mail received by the Lender shows it was sent from the Authorized Agent’s e-mail address as set forth herein or (ii) if the facsimile sent to the Lender is signed by the Authorized Agent.

5.    The Borrower’s address for notices, as set forth in Section 8.2 of the Loan Agreement, is hereby modified and amended as follows:

(2) If to Borrower:	Citizens Holding Company 521 Main Street Philadelphia, Mississippi 39350 Attention: Stacy M. Brantley, President and CEO

6.    Schedule 1.5 to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1.5 attached to this Amendment.

7.    The definition of “Maturity Date,” as set forth in the first paragraph of the Note, is hereby modified and amended to mean June 9, 2024.

8.    This Amendment shall be effective upon the Lender’s receipt (and counter- signature where required) of duly executed original counterparts of this Amendment, certificates of good standing for the Borrower and Bank, resolutions from the Borrower, such other items as Lender may require, and payment by Borrower of all fees and expenses due to Lender hereunder, including, without limitation, the commitment fee set forth in Section 6 below and Lender’s attorneys’ fees incurred in connection herewith.

9.     A commitment fee in the amount of Twenty Thousand Dollars ($20,000.00) shall be paid by Borrower to Lender on or before the date of this Amendment. Borrower agrees that this fee is fair and reasonable considering the condition of the money market, the creditworthiness of the Borrower, the interest rate to be paid, and the nature of the collateral pledged as security for the Loan.

10.    All references in the Loan Agreement and in any other Loan Documents to the Loan Agreement and the Note shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement and the Note, each as amended hereby.

11.    All terms and provisions of the Loan Agreement, the Note, or any other Loan Document that are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, are hereby ratified, approved, and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

12.    This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Tennessee without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

[Signature Page Follows]

SIGNATURE PAGE
TO
FIRST AMENDMENT TO LOAN AGREEMENT AND REVOLVING CREDIT NOTE

IN WITNESS WHEREOF, the Borrower, the Bank, and the Lender have caused this Agreement to be executed by their respective officers, duly authorized so to do, all as of the day and year first above written.

LENDER:		BORROWER:

FIRST HORIZON BANK		CITIZENS HOLDING COMPANY

By:	/s/ Robert A. Rhodes II	By:	/s/ Phillip Branch
Printed Name:	Robert A. Rhodes II	Printed Name:	Phillip Branch
Title:	Senior Vice President	Title:	Treasurer and Chief Financial Officer

The undersigned Bank executes this Amendment for the sole purpose of acknowledging the continuing pledge of its Capital Stock under the Pledge Agreement.

BANK:

THE CITIZENS BANK OF PHILADELPHIA

		By:	/s/ Phillip Branch
		Printed Name:	Phillip Branch
		Title:	Treasurer and Chief Financial Officer